EXHIBIT 2.9

              Sample Stock Certificate of the Registrant (Front)

    COMMON STOCK                ION TECHNOLOGY, INC.            COMMON STOCK
        NUMBER                                                     SHARES

AUTHORIZED 50,000,000                 SPECIMEN             PAR VALUE $0.0005 PER
 SHARES INCORPORATED                                               SHARE
UNDER THE LAWS OF THE                                     SEE REVERSE FOR COMMON
   STATE OF NEVADA                                              DEFINITIONS
                                                           CUSIP 462054   10   7


This Certifies that

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Ion Technology, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and Registrar, Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
     US Stock Transfer Corporation
     Glendale, California
     TRANSFER AGENT AND REGISTRAR

By ----------------------------------------
          AUTHORIZED SIGNATURE



            Ion Technology, Inc.   /s/ James O. Smith    /s/ Julie De-Jon Smith
               Corporate Seal      ------------------    ----------------------
                   1995                 President               Secretary
                  Nevada

                                                           EXHIBIT 2.9 Continued

             Sample Stock Certificate of the Registrant (Back)

                            ION TECHNOLOGY, INC.

     The Corporation shall furnish without charge to each shareholder who so request the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereto and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -       Custodian
                                                        -------         -------
TEN ENT - as tenants by the entireties                  (Cust)          (Minor)
JT TEN - as joint tenants with right of             under Uniform Gift to Minors
         survivorshipand not as tenants in common
                                                    ------------------------ Act
                                                             (State)

Additional abbreviations may also be used though not in the above list.


For Value Received                        hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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----------------------------------------------------------------------- Shares
the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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----------------------  Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated
      ------------------------------

------------------------------------
Shareholder(s) Signature


Signature(s) Guaranteed


By
   ---------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO SEC. RULE 17A.

Dated:
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